UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 27, 2020

Alpine 4 Technologies Ltd.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2020, the Board of Directors of Alpine 4 Technologies Ltd., a Delaware corporation (the “Company”), approved the filing with the Secretary of State of Delaware a Certificate of Designation of Rights and Preferences (the “Designation”) for the creation of a new Series D Convertible Preferred Stock (the “Series D Preferred Stock”).

Also on December 28, 2020, the Company filed the Designation with the Secretary of State of Delaware, which served to amend the Company’s Certificate of Incorporation to include the Designation.  Pursuant to the Company’s Certificate of Incorporation, the Company’s Board of Directors is authorized to provide by resolution for the issuance of shares of preferred stock, and to establish the designation, powers, preferences, and rights of the shares of such series of preferred stock.

The terms of the Series D Preferred Stock include the following:

-Number of shares: The Company designated 1,628,572 shares of Series D Preferred Stock.

-The Stated Value of the Series D Preferred Stock is $3.50 per share.

-No dividends will accrue on the Series D Preferred Stock.  If dividends are declared on the Company’s Class A, Class B, or Class C Common Stock, the holders of the Series D Preferred Stock will participate in such dividends on a per share basis, pari passu with the Classes of Common Stock.

-Voting Rights

oThe Series D Preferred Stock will vote together with the Class A Common Stock on a one-vote-for-one-Preferred-share basis.

oAs long as any shares of Series D Preferred Stock are outstanding, the Company may not, without the affirmative vote or written consent of the holders of a majority of the then outstanding shares of the Series D Preferred Stock, (a) alter or change the powers, preferences or rights given to the Series D Preferred Stock or alter or amend the Certificate of Designation, (b) amend its Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders of the Series D Preferred Stock, or (c) enter into any agreement or arrangement with respect to any of the foregoing.

-Liquidation

oUpon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series D Preferred Stock shall participate on a per share basis with the holders of the Class A, Class B, and Class C Common Stock of the Company, and shall be entitled to share equally, on a per share basis, all assets of the Company of whatever kind available for distribution to the holders of all classes of the Common Stock. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record holder of Series D Preferred Stock.

-Conversion: The Series D Preferred Stock shall be convertible automatically into shares of the Company's Class A Common Stock (the “Automatic Conversion”) as follows:

oEach share of Series D Preferred Stock will automatically convert into shares of the Company’s Class A Common  Stock on the earlier to occur of (a) the fifth day after the twenty-four month anniversary of the original issue date or (b) the fifth day after the date on which the Company’s Class A Common Stock first trades on a national securities exchange (including but not limited to NASDAQ, NYSE, or NYSE American but excluding OTCQX Market) (such date, the “Automatic Conversion Date”).

oThe number of shares of the Company’s Class A Common Stock into which the Series D Preferred Stock shall be converted shall be determined by multiplying the number of shares of Series D Preferred Stock to be converted by the $3.50 stated value, and then dividing that product by the Conversion Price. The Conversion Price shall be equal to the Variable Weighted Average Price (“VWAP”) of the five Trading Days prior to the Automatic Conversion Date. “VWAP” shall be defined as the volume weighted average price of the

Company’s Class A Common Stock on the OTC Markets or other stock exchange or trading medium where such shares are traded as reported by Bloomberg, L.P. using the VWAP function. If for any reason, VWAP cannot be thus determined, “VWAP” shall mean the average closing or last sale prices over the five Trading Days prior to the Automatic Conversion Date of the Company’s Class A Common Stock on the OTC Markets or such other exchange or trading medium.

-Restrictions on Resales of Class A Common Stock

oThe sale of shares of the Company’s Class A Common Stock issued at the time of conversion by any holder into the market or to any private purchaser shall be limited to not more than twenty-five percent (25%) of all conversion shares received by such holder at the time of the automatic conversion in any given 90-day period.

-Company Redemption Rights

oAt any time on or prior to the Automatic Conversion Date, the Company shall have the right to redeem all (but not less than all) shares of the Series D Preferred Stock issued and outstanding at any time after the original issue date,  upon three (3) business days’ notice, at a redemption price per share of Series D Preferred Stock then issued and outstanding (the “Corporation Redemption Price”), equal to the stated value of $3.50 per share.

-Registration Rights

oThe shares issued on conversion of the Series D Preferred Stock have piggyback registration rights beginning on that date which his six months after the date on which the Company’s Class A Common Stock trades on a national securities exchange, and are subject to standard underwriter holdback limitations.

The foregoing summary of the Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Designation attached as an exhibit hereto.

Item 1.01Entry into a Material Definitive Agreement.

Item 2.01Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

Item 8.01 Other Information.

Merger Between ALPP Acquisition Corporation 2, Inc., and Vayu (US), Inc.

On Tuesday December 29, 2020, the Company and a newly formed and wholly owned subsidiary of the Company named ALPP Acquisition Corporation 2, Inc. a Delaware corporation (“Merger Sub”), entered into a merger agreement (the “Agreement”) with Vayu (US), Inc., a Delaware corporation (“VAYU”), pursuant to which VAYU merged with and into Merger Sub (the “Merger”).

Background of the Merger

On December 29, 2020, the Company created Merger Sub and became its sole shareholder. Merger Sub was created solely for the purpose of the Merger.

Merger Agreement

Pursuant to the Agreement, the Merger of Merger Sub with and into VAYU was structured as a reverse triangular merger and was intended to qualify as a tax-free reorganization.  Under the Agreement, VAYU would be the surviving entity (the “Surviving Corporation”).

The Board of Directors of the Company and of Merger Sub determined that the Merger would be in the best interests of the Company and Merger Sub and their respective shareholders.

The Board of Directors of VAYU determined it to be in the best interests of VAYU and its shareholders to enter into the Agreement and recommended the Merger to the VAYU shareholders.

To close the Merger, VAYU was required to seek and receive approval from its shareholders, and the holders of outstanding promissory notes (the “Convertible Notes”) that were convertible into shares of VAYU common stock (the “Noteholders”) had to agree to accept shares of the Company’s Series D Preferred Stock in lieu of shares of VAYU common stock . Pursuant to the Agreement, one of the closing conditions was that VAYU was required to receive approval from the holders of at least 80% of the VAYU Shares, defined in the Agreement as VAYU’s outstanding shares of common stock as well as the shares of VAYU common stock issuable to the Noteholders on conversion of the Convertible Notes (the “VAYU Shares”).  VAYU obtained the approval of the required holders of the VAYU Shares on December 29, 2020. An additional closing condition was that VAYU was required to establish an escrow account and that the account be funded with $72,000, representing the amount of the PPP loan received by VAYU,

The Company and Merger Sub are not required to consummate the Merger and close the transaction until all of the closing conditions set forth in the Agreement are satisfied or waived.

Pursuant to the Agreement, the Merger will become effective when all of the closing conditions set forth in the Agreement have been met or waived by the applicable party and the Certificate of Merger has been filed with the Delaware Secretary of State (the “Effective Time”). The specific effects of the Merger include but are not limited to the following:

-All property, rights, privileges, immunities, powers, franchises, licenses and authority of VAYU and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of VAYU and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

-The Certificate of Incorporation of VAYU will be the Certificate of Incorporation of the Surviving Corporation, and the Bylaws of VAYU will be the Bylaws of the Surviving Corporation.

-At the Closing, the officers and directors of VAYU immediately prior to the Effective Time will resign, and the officers and directors of the Company immediately prior to the Closing will be appointed as officers and directors of Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

Additionally, as of the Effective Time, as a result of the Merger, the outstanding securities of VAYU will be converted as follows:

-Shares of VAYU’s common stock that are owned by the Company, Merger Sub, or VAYU (as treasury stock or otherwise) will be cancelled and retired automatically and will cease to exist, and no consideration shall be delivered in exchange therefor.

-The VAYU Noteholders with rights of conversion into VAYU Common Stock (“Contingent Common Stock”) will receive their portion of the Company’s Series D Convertible Preferred Stock with those rights, preferences and limitations under the Designation on a dollar-for-dollar basis using the following formula: Amount of outstanding indebtedness under the respective Notes divided by $3.50.

Additionally, the Company agreed to enter into an Employment Agreement (the “Employment Agreement”) with Daniel Pepper, the President and CEO of VAYU, discussed in more detail below, and to issue 200,000 Series D Preferred Stock Restricted Stock Units (“RSUs”) to Mr. Pepper pursuant to an RSU Agreement (the “RSU Agreement”), discussed in more detail below.

Pursuant to the Agreement, the shares of the Company’s Series D Preferred Stock issuable in connection with the Merger and pursuant to the RSU Agreement and the Additional RSU Agreement (collectively, the “Merger Preferred Stock”) are subject to the following terms and restrictions:

-As noted above in connection with the description of the Designation for the Series D Preferred Stock, each share of Series D Preferred Stock will automatically convert into shares of the Company’s Class A Common  Stock on the earlier to occur of (a) the fifth day after the twenty-four month anniversary of the original issue date or (b) the fifth day after the date on which the Company’s Class A Common Stock first trades on a national securities exchange (including but not limited to NASDAQ, NYSE, or NYSE American but excluding OTCQX Market) (such date, the “Automatic Conversion Date”)

-The sale of the shares of the Company’s Class A Common Stock issued on the Automatic Conversion Date (the “Conversion Shares”) into the market or to any private purchaser shall be limited to not more than twenty-five percent (25%) of all Conversion Shares received by the holder of the Company’s Series D Preferred Stock at the time of the automatic conversion in a 90-day period, and this restriction on resale may be evidenced by legend placed on any certificate representing the Conversion Shares.

-No fractional shares of the Company’s Class A Common Stock will be issued in connection with the Automatic Conversion, and any fraction of a share that would be issuable will be paid by the Company in cash to the holder of the Series D Preferred Stock.

-At any time prior to the Conversion Date, the Company has the right but not the obligation to redeem the Company’s Series D Preferred Stock by paying to the holder(s) of the Series D Preferred Stock $3.50 for each share of Series D Preferred Stock held by such holder.

The completion and closing of the Merger are subject to the satisfaction or waiver of customary closing conditions, including, among other things, the approval of the holders of at least 80% of the VAYU shares, as described above. The Company currently anticipates that the Merger will be close on or before January 10, 2021.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Employment Agreement

In connection with the Merger Agreement, and the Company, entered into the Employment Agreement, pursuant to which Mr. Pepper agreed to remain as CEO of the Surviving Corporation (the “Services”).

RSU Agreement

Additionally, in connection with the Agreement, the Company agreed to grant to Mr. Pepper a total of 200,000 Series D Preferred Stock Restricted Stock Units (the “Pepper RSUs”) pursuant to the terms of the RSU Agreement.

The foregoing summaries of the Employment Agreement and the RSU Agreement and the transactions contemplated by the Employment Agreement and the RSU Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full texts of the Employment Agreement and the RSU Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 8.01Other Events

On December 30, 2020, the Company filed an Amendment to a Preliminary Information Statement (the “Amendment”), to amend the Preliminary Information Statement filed on December 28, 2020 (the “Prior Information Statement”), which disclosed the Company’s plans to amend its certificate of incorporation to effectuate a reverse stock split and change the name of the Company.  In the Amendment, the Company clarified that it was withdrawing and terminating the prior Preliminary Information Statement and that the Board of Directors of the Company would not take the corporate actions outlined in the Prior Information Statement, and that instead, the Company planned to hold a shareholder meeting to present these matters to a vote of the shareholders of the Company.

Item 9.01 Financial Statement and Exhibits.

(d)Exhibits.

Exhibit Number  Description

2.1Merger Agreement dated December 29, 2020

3.1Certificate of Designation

10.1Employment Agreement dated December 29, 2020

10.2RSU Agreement dated December 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Technologies Ltd.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: December 29, 2020